(Front cover)
(graphic: picture of Washington Monument)

(American Funds Logo)
The right choice for the long term(SM)

Washington Mutual Investors Fund

Anniversary issue reflecting on 50 years of investment growth

Annual report for the year ended April 30, 2002

(Inside front cover)

Washington Mutual Investors Fund(SM)

Washington Mutual Investors Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Washington Mutual Investors Fund seeks to provide income and growth of principal through investments in quality common stocks.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2002 (the most recent calendar quarter):


  Class A shares                                   One year Five years Ten years

  Reflecting 5.75% maximum sales charge
     Average annual compound return                  +0.67%   +11.04%   +14.00%
     Total return                                    +0.67%   +68.85%  +270.77%


Results for other share classes can be found on page 36. For the most current investment results, please refer to american funds.com. Please see inside back cover for important information about other share classes.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.


Fellow shareholders:

(picture of Washington Monument)

Despite a difficult economic environment and a continuing decline in the price of stocks of large companies, Washington Mutual Investors Fund was able to just about break even for the Fund's 2002 fiscal year, which ended April 30. The value of the Fund's shares declined by only 0.7%, assuming reinvestment of income dividends totaling 54 cents a share and a long-term capital gain distribution of 64 cents a share. These results contrasted with a decline of 12.6% for the unmanaged Standard & Poor's 500 Composite Index, with dividends reinvested. (The Index tracks 500 relatively large companies listed on U.S. exchanges.)

During the first half of the Fund's fiscal year, the economy was in a mild recession that turned increasingly negative following the terrorist attacks of September 11. The Federal Reserve Board, which had already begun lowering the federal funds rate in January 2001, continued to cut rates. In all, the Federal Reserve made a total of 11 reductions in calendar 2001. These cuts had a stabilizing effect on the economy and, during the Fund's second half of its fiscal year, signs of a recovery were apparent. On page 2, you will find a discussion of this and other developments by our investment adviser, Capital Research and Management Company.

Over its 50-year history, Washington Mutual's adherence to strict investment standards, coupled with experienced investment management, has enabled it to achieve above-average returns. Over its lifetime, the Fund has produced an average annual return of 13.2% (including sales charges), with dividends reinvested, compared with an average annual return of 11.7% for the S&P 500, with dividends reinvested. The mountain chart on pages 3-6 of this report demonstrates the Fund's steady progress since its beginning in July 1952. The feature beginning on page 7 provides a retrospective of its 50 years of investment growth.

With a continuing decline in dividend yields throughout the equity markets, it has become increasingly difficult to maintain the level of your Fund's quarterly income dividend. In June 2001, the quarterly payout was reduced to
13.5 cents from 14.5 cents. The Fund's current dividend rate is 1.9% _ well above the 1.5% rate of the S&P 500. We are making every effort to maintain our objective _ a dividend rate that exceeds the rate of the S&P 500.

Since our last report to you six months ago, 10 new names have appeared in your Fund's portfolio: Applera - Applied Biosystems Group, CIGNA, Exelon, Hartford Financial Services Group, Marathon Oil, Newmont Mining, Royal Dutch Petroleum, Sanmina-SCI, Schlumberger and Sunoco. Eight securities were eliminated: AT&T Wireless Services, BP, Corning, Home Depot, J.C. Penney, Parker Hannifin, Providian Financial and Walt Disney.

On April 18, the Fund's Board of Directors elected two new independent directors: Katherine D. Ortega and Edward W. Kelley, Jr. Katherine Ortega is a former Treasurer of the United States and has had extensive experience in banking and corporate governance. Edward Kelley retired in December 2001, after nearly 14 years of service as a Governor of the Federal Reserve Board.

Questions and comments from shareholders are always welcome. Information about the Fund is available from your financial adviser and from the American Funds website, american funds.com. We look forward to another 50 years of service.

Cordially,

(signature)
James H. Lemon, Jr., Chairman of the Board

(signature)
Harry J. Lister, Vice Chairman of the Board

(signature)
Jeffrey L. Steele, President of the Fund

June 11, 2002

Investment adviser's report

Washington Mutual Investors Fund produced comparatively favorable results for fiscal 2002 from its widely diversified portfolio of quality stocks despite posting a small loss for the period. The Fund's 0.7% decline occurred during a period when many large company stocks declined substantially, yet the Fund surpassed the major market measures by wide margins. For example, the total return of the unmanaged Standard & Poor's 500 Composite Index for the comparable 12-month period registered a loss of 12.6%. According to Lipper Inc., these results placed the Fund in the top 15% (154th of 1,099) among all growth and income funds available to investors this past year.

However, it is the Fund's longer-term record that is of importance to most investors. For the five years ended April 30 _ which includes both the boom and bust of the Internet-technology bubble _ the Fund had an average annual return of 11.1%, with dividends reinvested, compared with an average annual return of 7.5% for the S&P 500. Washington Mutual thereby ranked in the top 14% (80th of 573) of all growth and income funds in existence for that period. For the last 10 years, the Fund's 13.9% average annual return outpaced the S&P 500's 12.2%, putting it in the top 10% (18th of 184) of Lipper growth and income fund rankings, and Washington Mutual was similarly highly ranked at 11% over the last 30 years (sixth of 59).

The Fund's year is best understood by looking at its two halves separately. For the Fund's first six months ending October 31, 2001, which included the tragic events of last September, Washington Mutual declined 8.3%. The major indexes lost even more with the S&P 500, on a comparable total return basis, off 14.6%. For the next six months _ the second half of the Fund's fiscal year _ Washington Mutual gained 8.3% compared with the S&P 500's 2.3%.

While it is unusual for Washington Mutual to post such comparatively good results in both rising and falling markets, we believe that the Fund's highly disciplined approach to investing _ requiring eligible companies to meet strict standards of financial soundness _ positively influenced the results. Investors have shown far more interest lately in a wider range of financially sound companies than in many technology stocks, which often have little or no history of earnings or dividend payments.

The economic picture
The stock market has been responding to the expectation of a rapidly reviving economy. We believe, however, that the recovery _ after the initial few quarters _ will be more muted than most people think. Industrial production rose 0.4% in April, the fourth straight monthly increase _ a clear indication that the recession in manufacturing is ending, but businesses have continued to delay rebuilding depleted inventories as they await more evidence of a sustained recovery. Of particular concern to us is the high level of consumer debt and the consequential deterioration of credit, which may well diminish the strength of the economic recovery.

The Fund's investments
The portfolio in this report shows how Washington Mutual's assets were diversified at fiscal year-end. The five largest industry positions as a percentage of net assets were: Banks (10.9%), Electric utilities (9.0%), Oil & gas (8.4%), Pharmaceuticals (8.1%), and Diversified telecommunication services (6.9%).

Spurred by the Federal Reserve Board's 11 cuts in the federal funds rate during calendar 2001, bank stocks made a solid contribution to portfolio results, while most other industry categories were mixed. Leading bank contributors were Bank of America (+29.4%), Wells Fargo (+8.9%), and BANK ONE (+8.2%), all among the Fund's top 10 largest holdings.

Although many stock prices have come down sharply, we believe that the overall market is still expensively priced and that a cautious investment posture is still in order. We will continue to focus our research efforts on identifying long-term investment opportunities that meet Washington Mutual's strict standards. These standards have helped us to weather a variety of investment conditions over the long term, and we believe they will continue to do so in the future.

_ Capital Research and Management Company


The value of a long-term perspective

            Average annual compound returns /1/
              for periods ended April 30, 2002

           One year      Five years      Ten years
            -6.45%         +9.78%         +13.22%


/1/Based on the maximum sales charge of 5.75%. Sales charges are lower for investments of $25,000 or more.


How a $10,000 investment in Washington Mutual Investors Fund grew over the past 50 years

This chart shows how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2002.

As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $4,674,962. Over the same period, that $10,000 would have grown to $2,441,938 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks. According to the Consumer Price Index, it now requires $67,341 to purchase what $10,000 would have bought on July 31, 1952. In the average savings institution, $10,000 with interest compounded would have grown to $121,823.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1992. At that time, according to the table, the value of the investment illustrated here was $1,272,372. Since then it has gone up more than threefold to $4,674,962. Thus, in the same 10-year period, the value of your 1992 investment _ regardless of its size _ has increased more than threefold.
50 years of growth
1952-2002

(Graphic: A large "mountain" chart shows the growth of the Washington Mutual Fund with dividends reinvested as compared to the S&P 500 with dividends reinvested, the Washington Mutual Fund with dividends taken in cash, an average savings institution, and the Consumer Price Index (inflation). Overlayed on the chart are six pictures and their captions, described below. The data that is plotted is included in a table below descriptions of the pictures and their captions. Footnotes for the chart and the table are included below the table of data. In the printed version of this document, this information spans three adjacent pages. Formatting has been altered to fit the EDGAR format.)

(picture of Bernard J. Nees)
Caption: 1952 Washington Mutual Investors Fund is founded by Bernard J. Nees

(picture of transistor)
Caption: 1959 Transistors replace vacuum tubes for computers

(picture of Neil Armstrong)
1969 Neil Armstrong is the first man  on the moon

(picture of test tube baby)
1978 The first test tube baby is born

(picture of compact disc)
1983 Compact discs are introduced

(picture of DNA)
2000 The human genome is decoded

The chart shows the end values as follow:

Washington Mutual with dividends reinvested            $4,674,962  /1//2/
S&P 500 with dividends reinvested                      $2,441,938
Washington Mutual with dividends taken in cash           $700,823  /1//3/
Average savings institution                              $121,823  /4/
Consumer Price Index (inflation)                          $67,341  /5/
Original investment                                       $10,000  /1/

                      CAPITAL VALUE/3/              TOTAL VALUE /2/

Fiscal year     Dividends    Value at     Dividends      Value at   WMIF total
ended April 30   in cash   year-end/1/   reinvested    year-end/1/   return
1953/6/            170         9,161         170           9,330      (6.7)%
1954               434        10,773         449          11,494       23.2
1955               500        14,665         542          16,288       41.7
1956               580        17,851         654          20,565       26.3
1957               647        18,304         756          21,877        6.4
1958               680        16,928         825          21,055       (3.8)
1959               701        24,125         885          31,071       47.6
1960               728        21,871         948          29,041       (6.5)
1961               815        26,300        1,097         36,167       24.5
1962               824        26,592        1,146         37,654        4.1
1963               891        28,838        1,279         42,278       12.3
1964               923        31,149        1,369         47,109       11.4
1965               956        36,940        1,462         57,490       22.0
1966              1,048       38,487        1,648         61,603        7.2
1967              1,176       39,424        1,906         65,270        6.0
1968              1,331       42,481        2,231         72,692       11.4
1969              1,516       48,408        2,627         85,576       17.7
1970              1,605       39,049        2,874         71,603      (16.3)
1971              1,711       ,48,769       3,193         93,387       30.4
1972              1,779       47,991        3,455         95,521        2.3
1973              1,818       43,290        3,671         89,522       (6.3)
1974              1,858       40,682        3,907         87,956       (1.7)
1975              2,185       42,855        4,828         98,315       11.8
1976              2,350       53,771        5,498         129,949      32.2
1977              2,510       55,449        6,171         140,348       8.0
1978              2,658       54,228        6,849         144,340       2.8
1979              2,870       58,180        7,785         163,075      13.0
1980              3,203       56,032        9,167         165,848       1.7
1981              4,784       72,410       14,603         230,424      38.9
1982              4,097       69,851       13,327         235,768       2.3
1983              4,497       101,855      15,517         362,293      53.7
1984              4,840       100,116      17,527         373,509       3.1
1985              5,465       115,473      20,783         452,498      21.1
1986              6,110       152,209      24,380         623,768      37.9
1987              6,781       180,960      28,228         771,949      23.8
1988              7,116       167,083      30,815         742,856      (3.8)
1989              6,183       198,139      27,838         911,609      22.7
1990              8,920       202,429      41,689         971,051       6.5
1991              9,136       222,016      44,574        1,113,747     14.7
1992              8,319       244,607      42,315        1,272,372     14.2
1993              8,468       268,131      44,625        1,442,389     13.4
1994              8,583       266,513      46,719        1,479,112      2.5
1995              9,790       301,054      55,060        1,730,694     17.0
1996             10,008       381,514      58,187        2,256,894     30.4
1997             10,506       455,551      62,763        2,763,032     22.4
1998             11,033       628,864      67,443        3,890,253     40.8
1999             11,527       707,654      71,812        4,458,483     14.6
2000             11,935       646,507      75,684        4,148,130     (7.0)
2001             13,153       719,687      85,030        4,709,580     13.5
2002             13,116       700,823      86,458        4,674,962     (0.7)


Fund's lifetime average annual compound return: 13.2%1

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results that may be realized from an investment made in the Fund today. Past performance is not predictive of future performance. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.



/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Total value includes reinvested dividends of $1,052,769 and reinvested capital gain distributions of $1,956,098

/3/Capital value includes reinvested capital gain distributions of $356,622, but does not reflect income dividends of $222,834 taken in cash.

/4/With all interest compounded. Based on figures, supplied by the U.S.
League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.
/5/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics
/6/Since the Fund's inception on July 31, 1952.

(graphic: picture of reflecting pool with base of Washington Monument reflected)
Caption: In the December 2, 2001, Washington Post, financial columnist James Glassman wrote, "If you're choosing a stock mutual fund as the core of your portfolio, Washington Mutual is the platonic ideal. It has had a clear-cut strategy for_ half a century. Its managers buy relatively inexpensive stocks with strong fundamentals and hold them in a broadly diversified portfolio for a long time."

Reflecting on 50 years
of investment growth

Many things change a great deal over half a century _ prices rise, technology improves, fads fade and rules are rewritten. In 1952, Harry Truman was President, television was black and white with a 10-inch screen, a nice new home cost $16,800, the polio vaccine was among the latest medical breakthroughs and U.S. troops were fighting in Korea. Yet 1952 also marked the debut of a number of things still with us today. Air conditioning for cars became available, the United Nations building was completed in New York City, Dick Clark became a TV star as host of American Bandstand and Queen Elizabeth II ascended to the British throne.

Nineteen fifty-two also saw the beginning of a truly unique mutual fund _ one that could invest only in companies satisfying a long list of quality standards. That fund was Washington Mutual Investors Fund, one of only about 100 diversified common stock funds then available in the United States.

As evidence of how Washington Mutual's approach has thrived since, the Fund has become the fourth largest mutual fund available today _ in the process, outliving more than two-thirds of its original competitors. More importantly, it has helped millions of investors seeking to achieve their financial goals.

On the following pages, we'll look at the Fund's history through the eyes of some of the people who were instrumental during the first 50 years. The timeline running across the page bottoms offers a year-by-year look at how Washington Mutual Investors Fund has evolved and grown. By design, changes have been gradual. The idea has always been to do what's best for shareholders over the long haul, even if that has occasionally meant swimming against trendy tides.

We hope you enjoy this retrospective, and we look forward to continuing to serve you for many years to come.

(The subsequent 11 pages of the printed document include a retrospective in text, a time line of events along the bottoms of the pages, and several insets. For the sake of this EDGAR filing, the retrospective is included first, the insets second, and the time line third. The formatting of this section of the EDGAR filing is different from the printed document in many ways, although all text and content are included or described.)

(picture of cherry blossoms, reflecting pool  and Washington Monument)

A unique idea
In the late 1940s, Bernie Nees had an extraordinary thought: Why not create a mutual fund that could invest only in companies meeting exhaustive quality standards?

As a lawyer and broker for Johnston, Lemon & Co., a Washington, D.C.-based investment firm, Bernie had seen the market excesses of the late twenties. He had watched keenly after the Great Crash as courts attempted, belatedly, to protect widows and orphans from financial ruin.

In 1937, the United States District Court for the District of Columbia was among the first to set up a "Legal List" of high-quality investments suitable for trust funds. Trustees and other fiduciaries were required to select investments from this list.

At first, the only securities that met the high standards were government and municipal bonds, as well as bonds issued by utilities and railroads. The last group was surprising. Most railroads were in bankruptcy in 1937 and investors had given up on the entire industry. Yet there were healthy railroads whose bonds met the Legal List requirements, yielded more than 10% and sold at less than half their original prices.

The discovery led Bernie to an important conclusion: Quality standards can reveal hidden values.

In the late 1940s, as Legal Lists added common stocks, he saw an opportunity. "I felt that good quality common stocks could give the Fund's shareholders two important features: current income plus the opportunity for growth of capital," Bernie said later. "I observed the merits of applying strict investment criteria to determine the eligibility of investments. I also found that quite often very sound but previously overlooked investment values were uncovered in the process. Having studied mutual funds and recommended them to many of my clients, I was convinced that a well-managed mutual fund provided a valuable service and that public acceptance of such a fund would grow."

Finding a partner
Among Bernie's friends were Ward Bishop and Jonathan Bell Lovelace. A decade earlier, Ward had set up American Funds Distributors to sell mutual funds managed by Capital Research and Management Company, which Jonathan had founded in Los Angeles in the early 1930s. Bernie thought highly of Capital's approach, which has always emphasized thorough research, and had often recommended its funds to his clients.

"He talked with Ward and my father about having Capital manage the Fund," says Jon Lovelace, Jr., who was among Washington Mutual's portfolio counselors for more than 35 years. "We realized the Legal List criteria presented quite a challenge. Among the numerous hurdles were payment of dividends in nine of the previous 10 years, a healthy balance sheet, and so on. On top of that, Bernie insisted that the Fund's assets should always be fully (95% or more) invested in stocks, because the objective was to represent the entire equity portion of a prudent investor's portfolio."

Bernie felt strongly about the latter
requirement. To make money in stocks, he said, "You must be invested at the bottom." How to be sure of being invested at the bottom? "Always be invested." With a handshake between Bernie and Jonathan Lovelace, their two companies went into business together.

A quiet beginning
The Fund was launched on July 31, 1952. By all accounts, it got off to a slow start.

On April 30, 1953 _ the end of the first fiscal year _ assets were slightly less than $1 million. More than a quarter of the money represented investments by the Fund's officers and directors. In all, there were 546 shareholder accounts.

The first published portfolio showed interests in some 80 U.S. companies, nearly all of which are still in business and publicly traded. Interestingly, many remain leaders today _ Coca-Cola, DuPont and General Electric among them. Some have merged, notably oil companies: for example, Chevron (originally Standard Oil of California) recently joined forces with Texaco (originally The Texas Company). A handful are now part of companies based outside the U.S., such as Chrysler (part of Germany's DaimlerChrysler) and Firestone (part of Japan's Bridgestone). A few are now privately held.

While several 1953 holdings also appear in the 2002 portfolio _ such as Abbott Laboratories, Caterpillar, Eastman Kodak, Goodyear, International Business Machines (IBM) and Merck _ no one company's stock has been held throughout the Fund's lifetime.

Because the Fund emphasized investing for the long haul (and still does), turnover tended to be relatively low _ a characteristic that remains true today. Keeping capital gains to a minimum was especially important in the brutal tax environment of the 1950s, when the top federal tax rate was over 90%.

The stock market passed a milestone during 1954. It finally regained enough ground to surpass levels it first reached 25 years earlier, in 1929.

Not long after this achievement, the already-unique Fund implemented a change that made it even more attractive to some investors. Partly in response to requests from several large shareholders, the Fund's board decided that the portfolio should no longer include any companies that derived the majority of their revenues from alcohol and tobacco. Today, Washington Mutual is the nation's oldest and largest fund with such a policy.
A new method of portfolio management
In the Fund's early years, investment decisions were made by committee or by individual managers. In 1958, Capital Research introduced an improved way of managing assets: the multiple portfolio counselor system.

This approach entails allocating a fund's assets among several portfolio counselors. Each counselor acts independently, diversifying as he or she feels is appropriate. In addition, the research analysts contributing to the Fund's knowledge base also manage a portion of assets. Of course, there are overall controls in place to ensure that purchases and sales are consistent with the Fund's objectives and its regulatory requirements.

"The multiple portfolio counselor system offers a number of advantages," says Jon Lovelace. "It lets counselors focus on the companies they feel the most strongly about. It enables the results from a counselor who may not be doing well at the moment to be offset by the success of one or more of the others. And it ensures continuity, because only a portionof responsibility changes hands if a counselor moves on."

When the system was applied to Washington Mutual Investors Fund in 1959, Jon was one of three counselors involved; the other two were J. Cecil Bessell and Al Drasdo.

As the Fund has grown, so too has the number of portfolio counselors _ to eight in 2002. Gregg Ireland, who has been among the group for 11 years, notes, "The companies on the Fund's eligible list tend to be large, complex enterprises. It helps to have several counselors and a strong research team combing through these companies for investment opportunities. No one person can do it all."

Four individuals have served as the Fund's lead portfolio counselor: Jon Lovelace, J. Cecil Bessell, Ray D'Elia and Jim Dunton, who currently holds the position.

For the first nine years of existence, the Fund invested more in utilities than any other industry. That wasn't surprising, because utility companies tended to pay reliable dividends. The lead changed in 1962, however, after the automotive industry blossomed anew thanks to the nation's interstate highway construction program.

The sixties were, by almost any measure, an extraordinary period. Americans grieved together when President Kennedy was assassinated. Other developments tore Americans apart: the Vietnam War, race riots and an ever-widening generation gap. Meanwhile, some amazing things were happening, largely as a result of Kennedy's vow to put a man on the moon by the end of the decade:
Space-age technology was all the rage. In this era of fast-moving stocks, Washington Mutual maintained its focus on stocks of established companies.

Crucial juncture: repeal of the "Legal List"
Jim Lemon, the Fund's chairman, remembers the early seventies as an especially tough time: "The popular stocks were the so-called 'Nifty Fifty,' a relatively small group of growth stocks that the market had decided were worth almost any price. The Fund's portfolio counselors felt that the prices were too high and didn't invest in most of the stocks. We saw a return to that kind of situation in the past few years with Internet stocks."

The lure of high returns and the desire for increased investment flexibility proved too strong for trustees and fiduciaries across the country. They pressured courts to repeal the Legal Lists. In 1973, the U.S. District Court eliminated the Legal List and substituted the more general "Prudent Man Rule," which requires trustees and fiduciaries to act with "care, skill, prudence and diligence" in carrying out their responsibilities.

Washington Mutual's board chose to retain the standards of the Legal List. This ensured that the Fund would adhere to its original character, because stocks that met its strict criteria were also legal for trust funds under the "Prudent Man" requirements.

Harry Lister, the Fund's vice chairman and chief executive officer, notes: "At that point, Washington Mutual was 21 years old and had built a following on its concept. In order to maintain the Fund's integrity and credibility, it made sense to retain its original mandate."

With that decision, the board took on responsibility for ensuring that the criteria remained relevant. Jim Dunton, who first became a portfolio counselor for the Fund in 1966, says, "The directors periodically review the standards and consider changes. They relaxed a few balance sheet ratio requirements for investments in oil companies, for instance, when they observed that many of the best oil companies had improved their cash management systems."

Oil companies _ many held by the Fund _ tended to be among the only winners in the seventies. Short supplies drove oil prices up, fueling inflation. Hoping to put out the fire before it got out of control, the Federal Reserve began to nudge interest rates upward _ an action that had the usual side effect of dousing any excitement in the stock market.

The mid-seventies brought more national disillusion with the Watergate scandal, President Nixon's resignation and the withdrawal of U.S. troops from Vietnam. The Fund struggled in this environment and in 1973 and 1974, mirroring the country's recession, suffered the only back-to-back down years in its history.

Inflation moved higher and higher through the seventies and into the early eighties. The stock market was volatile but ended the period close to where it started. Washington Mutual shareholders, on the other hand, were rewarded by the Fund's emphasis on carefully chosen companies that paid regular dividends.

AT&T breakup creates new opportunities
The largest individual holding for most of the seventies was AT&T _ but because AT&T was a monopoly, there was no telecommunications industry yet. Jon Lovelace says, "We could only invest up to 5% in any one company. So when AT&T was broken up in the early 1980s, we suddenly had a range of choices among the different Bell operating companies with a number of them paying relatively high yields."

(picture of Jon Lovelace)
Caption: Jon Lovelace

Steve Hartwell, who retired this year as the Fund's chairman, adds: "The directors decided to allow an exception to the rules when AT&T broke up, because the spinoffs didn't have track records. So they were grandfathered and given credit for the years of dividends paid by AT&T." (Interestingly, AT&T progeny Pacific Telesis, Southwestern Bell and U S WEST have each been the Fund's largest individual holding at least once since.)

Retirement plan revolution
The basic laws creating Individual Retire-ment Accounts (IRAs) and 401(k) plans actually date back to the seventies. It took a while, though, for the plans to catch on. IRAs were developed first, and in 1982, were improved by Congress to enable all working individuals to invest up to $2,000 in a tax-deductible IRA, where it could grow on a tax-deferred basis until retirement. The introduction of this "universal" IRA, followed by the phenomenal growth of 401(k) plans, led millions of investors to mutual funds, which could provide diversification and professional management at low cost. For those seeking a prudent approach, Washington Mutual proved hugely popular, as it had been for years with self-employed people able to invest for retirement using Keogh plans. (These days, retirement plans account for about half of the Fund's assets.)

"The whole nature of our business changed," says Tim Weiss, president of American Funds Service Company, which provides Washington Mutual's shareholder services. "One of the most remarkable things was the huge increase in investments just before April 15, because people could make IRA investments for a given year right up until when they filed their taxes for that year."

(picture of Tim Weiss)
Caption: Tim Weiss

The bull is born
For millions of baby boomers just beginning to think about retirement, universal IRAs were the first real investments they'd ever made. Not surprisingly, the money that came into stocks and funds that invest in stocks helped to drive the market out of the slump it had been in since 1968.

That wasn't the only reason why 1982 saw the birth of the longest-lasting bull market in history. In the 1982 annual report, Jim Dunton predicted that lower inflation would bring a stock runup. He was right on target. Stock prices trended upward for the next five years. In 1986, the Fund's assets passed the $1 billion mark.

October 1987
No tree grows to the sky, and by mid-1987 it was clear to many observers that a market correction was due. October 19, 1987 was considerably more of a correction than almost anyone expected, however. Stock prices had been declining for two months, but on "Black Monday" they fell much faster than ever before. When the closing bell rang, the Dow Jones Industrial Average had plunged more than 22%. Collectively, U.S. investors were roughly half a trillion dollars poorer.

Harry Lister recalls, "When the market took that horrific plunge, we found that the people who wrote to us to complain were almost all recent purchasers. They'd invested in August and couldn't believe what was happening two months later.

(picture of Harry Lister)
Caption: Harry Lister

The letters came from a very small percentage of our shareholder base. What that means is that brokers typically had done a very good job of explaining the Fund to their customers."

Gregg Ireland remembers how experience paid off: "The '87 Crash was a period of great uncertainty. It was also a wonderful period to be buying. Many of the Fund's counselors who had lived through previous downturns saw an opportunity to load up on some outstanding values in a period of temporary panic. It worked out well."

Within eight months, the Fund had regained all the ground it had lost on that memorable day. Meanwhile, it attracted thousands of new investors who were now convinced of the wisdom of a conservative approach.

Becoming an industry leader
At the dawn of the nineties, Washington Mutual had grown to become one of the nation's largest mutual funds. Although the Fund had not sought publicity, articles about it occasionally appeared. Over the decade, its reputation grew in the brokerage community and among investors because the Fund's long-term results were so strong.

In 1991, banking stocks _ which had not even been eligible for the Fund for many years because they were not listed on the New York Stock Exchange _ became the Fund's largest industry concentration.They have held the lead for the vast majority of the time ever since.

Two years later, the Fund's assets hit $10 billion. Over the next five years, they quadrupled. The growth rate fed on itself, attracting more attention, which attracted more shareholders.

(picture of Jody Jonsson)
Caption: Jody Jonsson

Research director Jody Jonsson says, "The mid-nineties were terrific. Results were strong because the bank stocks did well. It also helped that we bought a lot of pharmaceutical stocks during the Clinton administration's effort to reform healthcare. Uncertainty over that industry's future drove its stock prices down and yields up. We made the most of misplaced distress."

Tech bubble brings trouble
The late nineties brought perhaps the most challenging period in the Fund's history.

Portfolio counselor Bob O'Donnell says, "The hardest times were in '98, '99 and early 2000 _ without a doubt the craziest time I've ever seen in my 30-year career. It rivaled 1929 in terms of speculation. People chased anything that had an Internet smell to it. Values ceased to matter. It was the greatest distortion of value in any period in the past century."

The timing was terrible. Thousands of relatively new shareholders had invested in the Fund because they'd seen its outstanding results in the years leading up to 1999. Suddenly, their Fund was looking a bit dull compared to most others. Some shareholders redeemed their shares, presumably to take the money and invest it in dot-com companies.

The Fund's rigorous standards meant that the portfolio counselors had no choice but to stay the course. Jim Lovelace remembers, "It was really hard, but we stuck to our knitting and resisted adding stocks we felt were significantly overvalued. The discipline paid off and the Fund did well in calendar years 2000 and 2001. It really validated our fundamental, value-oriented approach."

(picture of Steven Hartwell)
Caption: Steven Hartwell

Policy changes reflect economic evolution The tech bubble burst, of course, and the patience of Washington Mutual shareholders was vindicated.

Yet while hundreds of technology companies proved to be flashes in the pan, some clearly established themselves as here to stay. However, because they didn't pay dividends, they weren't eligible for the Fund's portfolio.

"These were some of the biggest and best technology companies, with no debt and billions of dollars in cash on their balance sheets," remembers Jim Dunton. "In early 2000, the board decided to allow up to 5% of the Fund's assets to be invested in such companies, if the companies meet certain higher investment standards."

(picture of Jeff Steele)
Caption: Jeff Steele

At about the same time, another policy change was made, enabling the Fund to hold some selected stock in non-U.S. companies, principally those few in the S&P 500. Steve Hartwell recalls, "In the Fund's early days, we had to sell our holdings in Shell Oil when it was absorbed by Royal Dutch Petroleum, which is based in the Netherlands.

So when British Petroleum acquired two U.S. oil companies that otherwise met the Fund's standards, we wanted to be protected from having to automatically sell those positions."

Jeff Steele, the Fund's president, observes, "Our intention was not to expand the Fund to include foreign stocks. It was to preserve our holdings in eligible companies that continued to meet the Fund's high standards but were no longer U.S. corporations, and to have access to all companies in the S&P 500, both foreign and domestic_ if they met all relevant criteria."

Today's environment
Dividend yields from stocks are currently at all-time lows, presenting a considerable challenge for the Fund.

There are a number of reasons. One, notes Jim Lemon, is that "taxes are lower on capital gains than dividends, so many companies have de-emphasized dividends. That hurts, but I think that the trend is reversing. Events during the past few years have reminded investors that dividends tend to be considerably more consistent than stock prices."

Jon Lovelace agrees, pointing to current efforts to fortify standards for 401(k) investments in the wake of well-publicized accounting scandals. "What's going on now," he says, "is similar in some ways to the efforts to put together the original Legal List. When things have gone well for an extended period, standards tend to soften. When some-thing finally goes wrong, stronger standards return."

(picture of Jim Lemon)
Caption: Jim Lemon

Meanwhile, the Fund's relatively tough approach has continued to prove attractive and rewarding.

Gregg Ireland believes that the policy requiring the Fund to be fully invested is a major factor. "The beauty of the Fund's approach is that it is never caught with too much cash. When bear markets have bottomed and stocks have turned up, the Fund has participated quite well in the advancing phase, because it was fully invested. At the same time, the stocks in the portfolio tend to be high-quality, dividend-paying instruments. So, in market declines, they have tended to hold up relatively well. I think it has been close to the best of both worlds."

In recent months, investors have begun to use the Fund as a core investment in 529 plans, designed to offer great flexibility for those paying for college. As retirement plan investors already know, Washington Mutual can be ideal for investors with such important goals.

(picture of cherry blossoms, reflecting pool and Washington Monument in distance)

The next 50 years...
What will Washington Mutual Investors Fund look like 50 years from now?

Jim Lemon thinks it will look quite familiar: "However, there will probably be some industries represented that aren't even in existence now. Of course, companies in these industries will have to develop strong records before they'll qualify for the Fund. I think the best times are yet to come!"

Portfolio counselor Dale Harvey concurs: "The essence of Washington Mutual is as appropriate now as it was 50 years ago. Over time there may be tweaking of little things on the margin, but I'd expect the fundamental character of the Fund to be unchanged 50 years from now. It'd be easy to say that a set of rules set up in 1952 would make no sense in 2002, but the results speak for themselves."

That they do. Over Washington Mutual Investors Fund's first 50 years, an investment of $10,000 grew to $4,674,962, thanks to an average annual compound return rate of 13.2%(including sales charges).

(The following was an inset at the beginning of the retrospective)

Bernard J. Nees

Washington Mutual Investor Fund's creator passed away on July 17, 2001, at the age of 93. Bernie was active as the Fund's chairman emeritus until the day he died.

His career in the financial industry spanned more than 70 years. It began in September 1929, just before the Great Crash. Seeing people struggle through the Depression helped give him the idea of a mutual fund based on the tough court-established standards required of trustees and fiduciaries.

In a eulogy, his friend William W. Bagnard observed, "For Bernie, it wasn't about making a lot of sales or having the Fund become one of the largest in the country. For him, it was about the number of kids put through college, the number of people able to retire comfortably, the number of dream vacations people were able to enjoy as a result of the prudent investment philosophy of Washington Mutual."

Bernie's legacy lives on through the Fund.

(picture of Bernard Nees)

(The following was an inset in the middle of the retrospective)

The Fund's assets are currently managed by these eight portfolio counselors:

(picture of Timothy D. Armour)
Timothy D. Armour
19 years of investment experience

(picture of Stephen E. Bepler)
Stephen E. Bepler
36 years of investment experience

(picture of Alan N. Berro)
Alan N. Berro
16 years of investment experience

(picture of James K. Dutton)
James K. Dunton
40 years of investment experience

(picture of J. Dale Harvey)
J. Dale Harvey
13 years of investment experience

(picture of Greg E. Ireland)
Gregg E. Ireland
29 years of investment experience

(picture of James B. Lovelace)
James B. Lovelace
20 years of investment experience

(picture of Robert O'Donnell)
Robert O'Donnell
30 years of investment experience

(The following was an inset at the end of the retrospective)

We would like to take this opportunity to thank all the people who made the Fund's first 50 years so successful _ the individuals who have served as Fund board members, advisory board members, officers, portfolio counselors, research analysts and in a host of other capacities.

Most of all, we want to express our appreciation to the Fund's shareholders and those unsung heroes, their financial advisers. Thank you all for 50 wonderful years together.

Here are some of the people who will take Washington Mutual
Investors Fund into the next 50 years.

(group photo)
Caption: Left to right: Margita E. White (seated), Fred J. Brinkman, Edward W. Kelley, Jr. (seated), Cyrus A. Ansary, Daniel J. Callahan III, and J. Knox Singleton (seated)

(picture)
Caption: Left to right: James K. Dunton (seated), Harry J. Lister, James H. Lemon, Jr., Jeffrey L. Steele, and Stephen Hartwell (seated)

(picture)
Caption: Left to right: Ashley L. Shaw, John A. Beck (seated), Charles A. Bowsher, James C. Miller, III (seated), T. Eugene Smith, Leonard P. Steuart, II (seated), Stephen G. Yeonas, Katherine D. Ortega, and Ralph S. Richard (seated)

(picture)
Caption: Left to right: J. Lanier Frank (seated), C. Richard Pogue, Mary K. Bush, Lois A. Erhard, William J. Shaw (seated), Howard L. Kitzmiller, Louise
M. Cromwell (seated), Linda D. Rabbitt, and Michael W. Stockton

(The following wer photographs inset in the time line across the bottom of the retrospective)
1954 Dow finally passes 1929 high of 381

(picture of man making a phone call overlooking water)
1956 Transatlantic phone service begins

(picture of transistor)
1959 Transistors begin to replace vacuum tubes

(picture  of fibers)
1960 First working laser is built

1962 Keogh retirement plans enacted for self-employed

1963 President Kennedy assassinated

(picture of doctor and patient)
1965 Medicare is established

(picture of surgeons)
1968 First human heart transplant in U.S.

(Picture of Neil Armstrong)
1969 Neil Armstrong is the first man on the moon

1973 Arab oil embargo

(picture of personal computer)
1975 Introduction of the personal computer

(picture of pipeline)
1977 Trans-Alaska pipeline begins operation

1978 401(k) plans introduced

1982 Court orders breakup of AT&T

(picture of compact disc)
1983 Compact discs developed

1987 Largest one-day drop in market history

1988 First fiber-optic cable across the Atlantic

(picture of Berlin Wall)
1989 Berlin Wall comes down

(picture of Hubble Space Telescope)
1990 NASA launches the Hubble space telescope

1991 World Wide Web debuts

(picture of man on cell phone)
1995 Cellular phone sales boom

1999 Dow closes above 10,000 for the first time
(picture of DNA model)
2000 Human genome is decoded

2001 Federal Reserve lowers interest rates 11 times

2002 Washington Mutual Investors Fund celebrates its 50th anniversary

(The following appeared as a time line across the bottom of the eleven pages for the retrospective)

(Picture of first Washington Mutual fund prospectus)
First prospectus

1952 Washington Mutual Investors Fund begins operations

                                Largest               Assets)     Shareholder
       Largest holding          industry           (in millions)   accounts

1953   General Motors           utilities                    1           546
1954   Westinghouse Electric    utilities                    2         1,140
1955   Bethlehem Steel          utilities                    4         1,820
1956   Texas Company            utilities                    7         2,260
1957   Air Reduction            utilities                    9         3,828
1958   Libbey-Owens-Ford Glass  utilities                   11         4,792
1959   AT&T                     utilities                   17         6,100
1960   California Packing       utilities                   18         7,668
1961   International Harvester  utilities                   27         8,100
1962   Ford                     automotive                  32        10,500
1963   Torrington               automotive                  44        10,917
1964   General Motors           automotive                  65        13,919
1965   General Motors           utilities                  120        21,573
1966   Kennecott Copper         industrial components      184        27,712
1967   Kennecott Copper         oil                        211        30,881
1968   Walgreen                 oil                        223        29,815
1969   Standard Oil of N.J.     oil                        267        30,004
1970   AT&T                     electric utilities         244        31,779
1971   AT&T                     chemicals                  331        33,036
1972   Southern Railway         chemicals                  340        33,631
1973   Exxon                    oil                        303        32,212
1974   AT&T                     oil                        271        30,546
1975   AT&T                     oil                        278        29,264
1976   AT&T                     oil                        313        27,936
1977   AT&T                     oil                        316        27,196
1978   Ford                     chemicals                  316        27,449
1979   Ford                     chemicals                  315        27,547
1980   AT&T                     energy sources             282        25,974
1981   Celanese                 merchandising              383        25,097
1982   IBM                      merchandising              362        24,088
1983   IBM                      merchandising              528        24,633
1984   IBM                      energy sources             538        27,936
1985   IBM                      telecommunications         669        33,930
1986   IBM                      electric/gas utilities   1,282        74,460
1987   IBM                      telecommunications       2,609       181,283
1988   IBM                      telecommunications       2,623       224,405
1989   Pacific Telesis          telecommunications       3,250       247,515
1990   Southwestern Bell        telecommunications       4,778       402,996
1991   IBM                      banking                  6,596       526,836
1992   IBM                      banking                  8,896       631,350
1993   GTE                      banking                 11,306       722,628
1994   GTE                      banking                 12,405       813,670
1995   U S WEST                 banking                 14,426       867,926
1996   DuPont                   banking                 20,689     1,027,417
1997   Atlantic Richfield       banking                 28,165     1,251,721
1998   AT&T                     banking                 45,764     1,721,993
1999   Bank of America          banking                 57,018     2,030,306
2000   Bank of America          banking                 47,353     1,973,939
2001   Bank of America          banking                 49,041     2,098,453
2002   ChevronTexaco            banking                 52,964     2,446,519

(picture of fireworks at the Washington Monument)
"I think the best times are yet to come!"  Jim Lemon

(This is the end of the retrospective, the time line insets and the time line section of the report)


Board of Directors and Directors Emeritus

Independent Directors

                                                                                    Number
                                                                                   of boards
                             Year                                                   within
                             first                                                 the Fund
                           elected a                                              complex<F2>
                           Director                                                on which
                            of the    Principal occupation(s)                      Director
Name and age               Fund<F1>   during past five years                        serves    Other directorships<F3> held
Cyrus A. Ansary, 68          1984     President, Investment Services International     3      JPMorgan Value Opportunities Fund
                                      Co. L.L.C. (holding company for various
                                      operating entities)

Charles A. Bowsher, 70       2001     Retired Comptroller General of the U.S.          1      DeVry Inc.

Daniel J. Callahan III, 70   1997     Vice Chairman and Treasurer, The Morris &        1      JPMorgan Value Opportunities Fund
                                      Gwendolyn Cafritz Foundation

Edward W. Kelley, Jr., 70    2002     Retired Governor, Federal Reserve Board          1      Security Capital Corp.

James C. Miller III, 59      1992     Chairman, Capital Analysis Group; Former         3      Atlantic Coast Airlines Holdings,Inc.;
                                      Counselor, Citizens for a Sound Economy                 JPMorgan Value Opportunities Fund

Katherine D. Ortega, 67      2002     Former Treasurer of the United States            1      The Kroger Co.; Ralston Purina Co.;
                                                                                              Rayonier Inc.; Ultramar Diamond
                                                                                              Shamrock Corp.

J. Knox Singleton, 53        2001     President, INOVA Health System                   1      Healthcare Realty Trust, Inc.

T. Eugene Smith, 71          1988     President, T. Eugene Smith, Inc. (real estate    3      JPMorgan Value Opportunities Fund
                                      consulting, planning, and development)

Leonard P. Steuart, II, 67   1997     Vice President, Steuart Investment Company       1      JPMorgan Value Opportunities Fund
                                      (real estate investment and operation)

Margita E. White, 64         1988     Retired President, Association for Maximum       3      JPMorgan Value Opportunities Fund;
                                      Service Television Inc.                                 Leitch Technology Corp.

Interested Directors<F4>

                                                                                    Number
                                                                                   of boards
                             Year                                                   within
                             first                                                 the Fund
                            elected                                               complex<F2>
                           Director                                                on which
                          or Officer                                               Director
Name, age and               of the    Principal occupation(s)                     or Officer
position with Fund         Fund<F1>   during past five years                        serves    Other directorships<F3> held
Fred J. Brinkman, 73         1997     Senior Financial Consultant, Washington          1      None
Director                              Management Corporation

James H. Lemon, Jr., 66      1971     Chairman of the Board and Chief Executive        3      JPMorgan Value Opportunities Fund
Chairman of the Board                 Officer, The Johnston-Lemon Group, Incor-
                                      porated (financial services holding company)

Harry J. Lister, 66          1972     President and Director, Washington Management    3      JPMorgan Value Opportunities Fund
Vice Chairman of the Board            Corporation

Jeffrey L. Steele, 56        1999     Executive Vice President and Director,           1      JPMorgan Value Opportunities Fund
President                             Washington Management Corporation; Former
                                      Partner, Dechert Price and Rhoads

Directors Emeritus

Stephen Hartwell, Chairman Emeritus
Charles T. Akre
Nathan A. Baily
John A. Beck
Stephen G. Yeonas



Advisory Board and other officers
Advisory Board members

                                                                                    Number
                                                                                   of boards
                                                                                    within
                             Year                                                  the Fund
                             first                                                  complex
                            elected                                                on which
                              to                                                   Advisory
                           Advisory   Principal occupation                        Board mem-
Name and age               Board /1/  during past five years                      ber serves  Other directorships/3/ held
Mary K. Bush, 54             1995     President, Bush & Company (international         1      Brady Corporation; MasTec Inc;
                                      financial advisory services)                            Mortgage Guaranty Insurance
                                                                                              Corporation; Pioneer Funds;
                                                                                              Texaco Inc.; R.J. Reynolds Tobacco
                                                                                              Holdings, Inc.

Louise M. Cromwell, 57       2001     Senior Counsel, Shaw Pittman                     1      Crestline Capital Corporation

C. Richard Pogue, 65         2001     Retired Executive Vice President, Investment     1      FAM Equity-Income Fund; FAM
                                      Company Institute                                       Value Fund

Linda D. Rabbitt, 53         2001     President, Rand Construction Corporation         1      None

William J. Shaw, 56          2001     President and Chief Operating Officer,           1      Marriott International, Inc.
                                      Marriott International, Inc.



Other officers

                          Year first
                          elected an
Name, age and             officer of
position with Fund       the Fund/1/ Principal occupation(s) during past five years
Howard L. Kitzmiller, 72     1983     Director, Senior Vice President, Secretary, and Assistant Treasurer, Washington Management
Senior Vice President,                Corporation
Secretary, and Treasurer

Ralph S. Richard, 83         1953     Director, Vice President, and Treasurer, Washington Management Corporation
Vice President

Lois A. Erhard, 49           1983     Vice President, Washington Management Corporation
Vice President

Michael W. Stockton, 35      1995     Vice President, Assistant Secretary, and Assistant Treasurer, Washington Management
Assistant Vice President,             Corporation
Assistant Secretary, and
Assistant Treasurer

J. Lanier Frank, 41          1997     Assistant Vice President, Washington Management Corporation
Assistant Vice President

Ashley L Shaw, 33 /5/       2000     Assistant Secretary, Washington Management Corporation; Former Attorney/Law Clerk
Assistant Secretary

The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0280. The address for all Directors, Advisory Board members, and officers of the Fund is 1101 Vermont Avenue, NW, Washington, DC 20005, attention: Fund Secretary.

/1/ Directors, Advisory Board members, and officers of the Fund serve until their resignation, removal, or retirement.
/2/ In each instance where a Director of the Fund serves on other Funds affiliated with The American Funds Group, such service is as a Trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia; both are portfolios of The American Funds Tax-Exempt Series I.
/3/ This includes all directorships other than those in The American Funds Group that are held by each Director or Advisory Board member as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Business Manager, Washington Management Corporation.
/5/ Ashley L. Shaw is the daughter of James H. Lemon, Jr.



Investment portfolio
April 30, 2002

Five Largest                  Percent of  Ten largest                Percent of
industries                    net assets  industries                 net assets
Banks                           10.94%    ChevronTexaco                 3.94%
Electric utilities               8.97     Bank of America               3.37
Oil & gas                        8.35     J.P. Morgan Chase             3.16
Pharmaceuticals                  8.06     Wells Fargo                   1.86
Diversified telecommunication
services                         6.90     Eli Lilly                     1.85
                                          BANK ONE                      1.80
                                          Verizon Communications        1.74
                                          Household International       1.74
                                          Pharmacia                     1.70
                                          Exxon Mobil                   1.68


                                                                        Shares or    Market value   Percent of
Equity securities (common stocks and convertible debentures)        principal amount     (000)      net assets

Energy equipment       Halliburton Co.                                 3,500,000        59,465         .11%
& services .21%        Schlumberger Ltd.                               1,000,000        54,750         .10
                                                                                       114,215         .21

Oil & gas 8.35%        Ashland Inc.                                    3,680,000       150,254         .28
                       ChevronTexaco Corp.                            24,031,000     2,083,728        3.94
                       Conoco Inc.                                     7,500,000       210,375         .40
                       Exxon Mobil Corp.                              22,100,000       887,757        1.68
                       Kerr-McGee Corp.                                2,600,000       155,480         .29
                       Marathon Oil Corp.                              6,000,000       174,360         .33
                       Phillips Petroleum Co.                          4,800,000       287,088         .54
                       Royal Dutch Petroleum Co. (New York registered) 1,200,000        62,712         .12
                       Sunoco, Inc.                                    2,600,000        89,388         .17
                       Unocal Corp.                                    8,596,500       319,704         .60
                                                                                     4,420,846        8.35
                                                                                     4,535,061        8.56
Materials 4.73%
Chemicals 1.05%        Air Products and Chemicals, Inc.                3,212,300       154,351         .29
                       Crompton Corp.                                  5,800,001        69,890         .13
                       Dow Chemical Co.                                5,500,000       174,900         .33
                       PPG Industries, Inc.                            3,000,000       156,930         .30
                                                                                       556,071        1.05

Metals & mining .65%   Alcoa Inc.                                      5,950,000       202,479         .38
                       Newmont Mining Corp.                            5,000,000       142,550         .27
                                                                                       345,029         .65

Paper & forest         International Paper Co.                        18,700,000       774,741        1.46
products 3.03%         MeadWestvaco Corp. (formed by the
                         merger of Mead Corp. and Westvaco Corp.)      7,599,806       223,130         .42
                       Weyerhaeuser Co.                               10,200,000       608,022        1.15
                                                                                     1,605,893        3.03
                                                                                     2,506,993        4.73

Capital goods 5.96%

Aerospace &            Boeing Co.                                      4,600,000  $    205,160         .39%
defense 3.53%          Honeywell International Inc.                   16,366,600       600,327        1.13
                       Lockheed Martin Corp.                           4,300,000       270,470         .51
                       Northrop Grumman Corp.                          1,000,000       120,660         .23
                       Raytheon Co.                                    5,000,000       211,500         .40
                       United Technologies Corp.                       6,592,700       462,610         .87
                                                                                     1,870,727        3.53

Construction &         Fluor Corp.                                     3,000,000       123,990         .23
engineering .23%

Electrical             Emerson Electric Co.                            2,500,000       133,475         .25
equipment .29%         Rockwell Automation                               821,000        17,627         .04
                                                                                       151,102         .29

Industrial             3M Co. (formerly Minnesota Mining and
conglomerates .07%     Manufacturing Co.)                                300,000        37,740         .07

Machinery 1.41%        Caterpillar Inc.                                1,400,000        76,468         .15
                       Deere & Co.                                     4,240,000       189,782         .36
                       Dover Corp.                                     4,000,000       149,040         .28
                       Eaton Corp.                                     1,012,900        85,702         .16
                       Illinois Tool Works Inc.                        1,200,000        86,520         .16
                       Ingersoll-Rand Co. Ltd.,  Class A (formerly
                         Ingersoll-Rand Co.)                           1,700,000        84,915         .16
                       Pall Corp.                                      3,600,000        74,880         .14
                                                                                       747,307        1.41

Trading companies      Genuine Parts Co.                               6,515,800       224,860         .43
& distributors .43%                                                                  3,155,726        5.96

Commercial services & supplies 1.24%

Commercial services    Deluxe Corp.                                    2,200,000        96,536         .18
& supplies 1.24%       Pitney Bowes Inc.                              11,675,000       491,518         .93
                       ServiceMaster Co.                               4,926,100        68,965         .13
                                                                                       657,019        1.24

Transportation 1.11%

Airlines .26%          Southwest Airlines Co.                          7,500,000       136,575         .26

Road & rail .85%       Burlington Northern Santa Fe Corp.              4,000,000       109,960         .21
                       CSX Corp.                                       6,266,100       226,645         .43
                       Union Pacific Corp.                             2,000,000       113,600         .21
                                                                                       450,205         .85
                                                                                       586,780        1.11

Automobiles & components 1.27%

Auto components .81%   Dana Corp.                                      3,200,000        64,832         .12
                       Goodyear Tire & Rubber Co.                      3,000,000        66,750         .13
                       TRW Inc.                                        5,400,000       297,162         .56
                                                                                       428,744         .81

Automobiles .46%       Ford Motor Co.                                  4,400,000        70,400         .13
                       General Motors Corp.                            1,600,000       102,640         .33
                       General Motors Corp., Series B,
                         5.25% convertible debentures, 2032           $2,442,000        70,207
                                                                                       243,247         .46
                                                                                       671,991        1.27

Consumer durables & apparel 2.29%

Household              Newell Rubbermaid Inc.                         10,989,300  $    345,064         .65%
durables 1.03%         Stanley Works                                   4,350,000       202,188         .38
                                                                                       547,252        1.03

Leisure equipment      Eastman Kodak Co.                               5,600,000       180,376         .34
& products .34%

Textiles, apparel &    NIKE, Inc., Class B                             6,271,925       334,482         .63
luxury goods .92%      VF Corp.                                        3,500,000       153,195         .29
                                                                                       487,677         .92
                                                                                     1,215,305        2.29

Hotels, restaurants & leisure .62%

Hotels, restaurants &  McDonald's Corp.                               11,530,400       327,463         .62
leisure .62%

Media 1.11%

Media 1.11%            Dow Jones & Co., Inc.                           1,900,000       103,303         .19
                       Gannett Co., Inc.                               1,739,700       127,520         .24
                       Interpublic Group of Companies, Inc.            9,275,000       286,412         .54
                       Knight-Ridder, Inc.                             1,100,000        73,700         .14
                                                                                       590,935        1.11
Retailing 4.20%

Multiline retail .94%  Dollar General Corp.                            5,250,000        82,687         .16
                       May Department Stores Co.                      11,900,000       412,692         .78
                                                                                       495,379         .94

Speciality             Circuit City Stores, Inc. - Circuit City Group  9,000,000       194,040         .37
retail 3.26%           Gap, Inc.                                      17,000,000       239,870         .45
                       Limited Inc.                                   20,000,000       383,200         .72
                       Lowe's Companies, Inc.                         15,000,000       634,350        1.20
                       TJX Companies, Inc.                             6,350,000       276,733         .52
                                                                                     1,728,193        3.26
                                                                                     2,223,572        4.20

Food & drug retailing 1.32%

Food & drug            Albertson's, Inc.                              15,605,950       523,424         .99
retailing 1.32%        Walgreen Co.                                    4,655,000       175,819         .33
                                                                                       699,243        1.32

Food & beverage 5.14%

Beverages .98%         Coca-Cola Co.                                   3,400,000       188,734         .36
                       PepsiCo, Inc.                                   6,350,000       329,565         .62
                                                                                       518,299         .98

Food products 4.16%    ConAgra Foods, Inc.                            15,066,600       369,132         .70
                       General Mills, Inc.                             7,257,000       319,671         .60
                       H.J. Heinz Co.                                 17,300,000       726,427        1.37
                       Kellogg Co.                                     7,200,000       258,624         .49
                       Sara Lee Corp.                                 24,997,800       529,453        1.00
                                                                                     2,203,307        4.16
                                                                                     2,721,606        5.14

Household & personal products 2.35%

Household              Kimberly-Clark Corp.                           12,600,000  $    820,512        1.55%
products 1.55%

Personal               Avon Products, Inc.                             7,570,000       422,784         .80
products .80%                                                                        1,243,296        2.35

Health care equipment & services 1.95%

Health care equipment  Applera Corp. - Applied Biosystems Group        8,733,000       149,509         .28
& supplies .77%        Becton, Dickinson and Co.                       6,950,000       258,331         .49
                                                                                       407,840         .77

Health care providers  Aetna Inc.                                      6,900,000       328,440         .62
& services 1.18%       Cardinal Health, Inc.                           3,000,000       207,750         .39
                       CIGNA Corp.                                       800,000        87,200         .17
                                                                                       623,390        1.18
                                                                                     1,031,230        1.95

Pharmaceuticals & biotechnology 8.06%

Pharmaceuticals 8.06%  Abbott Laboratories                             3,500,000       188,825         .36
                       Bristol-Myers Squibb Co.                       17,254,900       496,941         .94
                       Eli Lilly and Co.                              14,849,800       980,829        1.85
                       Johnson & Johnson                               2,623,400       167,531         .32
                       Merck & Co., Inc.                               9,450,000       513,513         .97
                       Pfizer Inc                                     20,455,000       743,539        1.40
                       Pharmacia Corp.                                21,800,000       898,814        1.70
                       Schering-Plough Corp.                           6,000,000       163,800         .31
                       Wyeth (formerly American Home Products Corp.)   2,000,000       114,000         .21
                                                                                     4,267,792        8.06

Banks 10.94%

Banks 10.94%           Bank of America Corp.                          24,660,000     1,787,357        3.37
                       Bank of New York Co., Inc.                      6,000,000       219,540         .41
                       BANK ONE CORP.                                 23,320,000       953,088        1.80
                       FleetBoston Financial Corp.                     6,000,000       211,800         .40
                       KeyCorp                                         8,750,000       245,962         .46
                       National City Corp.                             3,400,000       106,080         .20
                       PNC Financial Services Group, Inc.              2,490,000       137,323         .26
                       SunTrust Banks, Inc.                            1,000,000        67,980         .13
                       Wachovia Corp.                                 16,370,000       622,715        1.18
                       Washington Mutual, Inc.                        12,250,000       462,193         .87
                       Wells Fargo & Co.                              19,210,000       982,592        1.86
                                                                                     5,796,630       10.94

Diversified financials 6.82%

Diversified            American Express Co.                            3,000,000       123,030         .23
financials 6.82%       Citigroup Inc.                                  1,230,000        53,259         .10
                       Fannie Mae                                      5,325,000       420,302         .79
                       Freddie Mac                                     4,050,000       264,668         .50
                       Household International, Inc.                  15,800,000       920,982        1.74
                       J.P. Morgan Chase & Co.                        47,688,600     1,673,870        3.16
                       Moody's Corp.                                   1,400,000        61,012         .12
                       USA Education Inc.                              1,000,000        95,850         .18
                                                                                     3,612,973        6.82

Insurance 5.95%

Insurance 5.95%        Allstate Corp.                                 21,250,000 $     844,475        1.59%
                       American International Group, Inc.             10,150,000       701,568        1.32
                       Aon Corp.                                       9,931,000       354,835         .67
                       Hartford Financial Services Group, Inc.         2,000,000       138,600         .26
                       Jefferson-Pilot Corp.                           5,575,000       279,196         .53
                       Lincoln National Corp.                          8,354,800       400,195         .76
                       Marsh & McLennan Companies, Inc.                1,200,000       121,296         .23
                       MGIC Investment Corp.                             500,000        35,680         .07
                       St. Paul Companies, Inc.                        5,500,000       273,955         .52
                                                                                     3,149,800        5.95

Software & services 1.11%

IT consulting &        Electronic Data Systems Corp.                   6,000,000       325,560         .61
services .61%

Software .50%          Microsoft Corp.<F1>                             4,000,000       209,040         .40
                       Oracle Corp.<F1>                                5,500,000        55,220         .10
                                                                                       264,260         .50
                                                                                       589,820        1.11

Technology hardware & equipment 3.82%

Communications         Cisco Systems, Inc.<F1>                         3,368,600        49,350         .09
equipment .64%         Harris Corp.                                    1,550,000        56,125         .11
                       Motorola, Inc.                                 15,190,000       233,926         .44
                                                                                       339,401         .64

Computers &            Dell Computer Corp.<F1>                         2,000,000        52,680         .10
peripherals 1.60%      Hewlett-Packard Co.                            24,500,000       418,950         .79
                       International Business Machines Corp.           3,035,000       254,212         .48
                       Sun Microsystems, Inc.<F1>                     15,000,000       122,700         .23
                                                                                       848,542        1.60

Electronic equipment   Sanmina-SCI Corp.<F1>                          10,225,000       106,340         .20
& instruments .20%

Office                 IKON Office Solutions, Inc.                     7,000,000        91,000         .17
electronics .17%

Semiconductor          Intel Corp.                                     1,600,000        45,776         .09
equipment &            Linear Technology Corp.                         1,000,000        38,860         .08
products 1.21%         Texas Instruments Inc.                         15,470,000       478,487         .90
                       Xilinx, Inc.<F1>                                2,000,000        75,520         .14
                                                                                       638,643        1.21
                                                                                     2,023,926        3.82

Telecommunication services 6.90%

Diversified            ALLTEL Corp.                                    9,050,000       447,975         .85
telecommunication      AT&T Corp.                                     61,000,000       800,320        1.51
services 6.90%         Qwest Communications International Inc.         2,500,000        12,575         .02
                       SBC Communications Inc.                        24,822,500       770,987        1.46
                       Sprint FON Group                               44,000,000       697,400        1.32
                       Verizon Communications Inc.                    23,034,600       923,918        1.74
                                                                                     3,653,175        6.90

Utilities 9.68%

Electric               Ameren Corp.                                    2,300,000
                                                                               $        96,048         .18%
utilities 8.97%        American Electric Power Co., Inc.              12,989,400       594,915        1.12
                       Conectiv                                        2,500,000        62,350         .12
                       Consolidated Edison, Inc.                       4,971,700       216,716         .41
                       Constellation Energy Group, Inc.                8,175,000       260,946         .49
                       Dominion Resources, Inc.                        5,750,000       381,915         .72
                       DTE Energy Co.                                  3,550,000       160,957         .30
                       Exelon Corp.                                    6,350,000       344,805         .65
                       FirstEnergy Corp. (acquired GPU, Inc.)          2,288,741        76,215         .15
                       FPL Group, Inc.                                 5,640,000       358,084         .68
                       PPL Corp.                                       2,000,000        76,220         .14
                       Progress Energy, Inc.                          10,525,418       546,164        1.03
                       Public Service Enterprise Group Inc.            2,020,000        93,627         .18
                       Puget Sound Energy, Inc.                        3,800,000        78,774         .15
                       Southern Co.                                   17,800,000       504,630         .95
                       TECO Energy, Inc.                               1,000,000        27,840         .05
                       TXU Corp.                                      11,500,000       625,830        1.18
                       Xcel Energy Inc.                                9,700,000       246,671         .47
                                                                                     4,752,707        8.97

Multi-utilities &      Duke Energy Corp.                               6,015,900       230,589         .44
unregulated power .71% Williams Companies, Inc.                        7,500,000       143,250         .27
                                                                                       373,839         .71
                                                                                     5,126,546        9.68

Miscellaneous 1.09%

Miscellaneous 1.09%    Equity securities in initial period of acquisition              574,306        1.09

Total equity securities (cost: $41,220,582,000)                                     50,961,188       96.22

U.S. Treasuries and other federal agencies 4.32%

U.S. Treasuries        Federal Farm Credit Bank 1.75% due 7/18/2002 $     46,633        46,454         .09
and other federal      Federal Home Loan Bank 1.68% - 1.85%
agencies 4.32%           due 5/2 - 7/23/2002                           1,056,213     1,053,477        1.99
                       United States Treasury bills 1.67% - 1.82%
                         due 5/2 - 7/25/2002                           1,192,420     1,189,648        2.24

Total short-term securities (cost: $2,289,557,000)                                   2,289,579        4.32

Total investment securities (cost: $43,510,139,000)                                 53,250,767      100.54

Excess of payables over cash and receivables                                           286,850         .54

Net assets                                                                         $52,963,917      100.00%


<F1>Non-income-producing security.

See Notes to Financial Statements

Financial statements
Statement of assets and liabilities

at April 30, 2002 (dollars and shares in thousands, except per-share amounts)
  Assets:
   Investment securities at market (cost: $43,510,139)             $53,250,767
   Cash                                                                    280
   Receivables for:
    Sales of investments                                 $114,356
    Sales of Fund's shares                                119,326
    Dividends                                              55,854      289,536
   Other assets                                                              6
                                                                    53,540,589

  Liabilities:

   Payables for:
    Purchases of investments                              480,787
    Repurchases of Fund's shares                           53,500
    Management services                                    12,479
    Services provided by affiliates                        28,988
    Deferred Directors' and Advisory Board compensation       852
    Other fees and expenses                                    66      576,672
  Net assets at April 30, 2002                                     $52,963,917

  Net assets consist of:

   Capital paid in on shares of capital stock                      $43,665,296
   Undistributed net investment income                                  90,401
   Accumulated net realized loss                                      (532,408 )
   Net unrealized appreciation                                       9,740,628
  Net assets at April 30, 2002                                     $52,963,917



 Total authorized capital stock _ 4,000,000 shares, $.001 par value

                                                 Shares       Net asset value
                          Net assets        outstanding         per share<F1>
Class A                  $50,668,870          1,785,998                $28.37
Class B                    1,096,820             38,822                 28.25
Class C                      678,584             24,042                 28.22
Class F                      444,142             15,676                 28.33
Class 529-A                   49,004              1,728                 28.36
Class 529-B                   10,865                383                 28.34
Class 529-C                   14,868                525                 28.33
Class 529-E                      764                 27                 28.34


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $30.10 and $30.09, respectively.


See Notes to Financial Statements

Statement of operations

for the year ended April 30, 2002                      (dollars in thousands)
  Investment income:
   Income:
    Dividends                                          $1,100,192
    Interest                                               75,663   $1,175,855
   Fees and expenses:
    Investment advisory services                           98,488
    Business management services                           44,255
    Distribution services                                 131,002
    Transfer agent services                                42,072
    Administrative services                                 1,029
    Reports to shareholders                                 1,621
    Registration statement and prospectus                   1,817
    Postage, stationery and supplies                        7,587
    Directors' and Advisory Board compensation                620
    Auditing and legal                                        160
    Custodian                                                 388
    Other                                                     139      329,178
   Net investment income                                               846,677

  Net realized loss and unrealized depreciation
    on investments:
   Net realized loss on investments                                  (525,938)
   Net unrealized depreciation on investments                        (669,533)
    Net realized loss and unrealized depreciation
      on investments                                               (1,195,471)

  Net decrease in net assets resulting from operations             $ (348,794)


See Notes to Financial Statements


Statement of changes in net assets


                                                        (dollars in thousands)

                                                         Year ended April 30
                                                          2002          2001
  Operations:
    Net investment income                         $     846,677   $    907,894
    Net realized (loss) gain on investments           (525,938)      2,303,878
    Net unrealized (depreciation) appreciation
        on investments                                (669,533)      2,714,981
      Net (decrease) increase in net assets
        resulting from operations                     (348,794)      5,926,753

  Dividends and distributions paid to shareholders:
    Dividends from net investment income              (924,457)      (911,195)
    Distributions from net realized gain on
        investments                                 (1,103,304)    (3,762,319)
      Total dividends and distributions paid
        to shareholders                             (2,027,761)    (4,673,514)

  Capital share transactions                          6,299,190        434,974

  Total increase in net assets                        3,922,635      1,688,213

  Net assets:
    Beginning of year                                49,041,282     47,353,069
    End of year (including undistributed net
        investment income:
      $90,401 and $168,205, respectively)           $52,963,917    $49,041,282


See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization _ Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The Fund's share classes are described below:

                                                             Contingent deferred
 Share class             Initial sales charge       sales charge upon redemption                 Conversion feature
 Class A and Class 529-A          Up to 5.75%                               None                               None
 Class B and Class 529-B                 None      Declines from 5% to zero for     Class B and Class 529-B convert
                                                         redemptions within six         to Class A and Class 529-A,
                                                               years of purchase    respectively, after eight years
 Class C                                 None          1% for redemptions within        Class C converts to Class F
                                                            one year of purchase                     after 10 years
 Class 529-C                             None          1% for redemptions within                               None
                                                            one year of purchase
 Class 529-E                             None                               None                               None
 Class F and Class 529-F/1/              None                               None                               None


/1/ As of April 30, 2002, there were no Class 529-F shares outstanding.


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies _ The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

     Security valuation _ Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the Fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the Fund's Board of Directors.

     Security transactions and related investment income _ Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     Class allocations _ Income, fees, and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and certain shareholder services, are charged directly to the respective share class.

     Dividends and distributions to shareholders _ Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions _ Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of April 30, 2002, the cost of investment securities for federal income tax purposes was $43,516,513,000.

During the year ended April 30, 2002, the Fund reclassified $4,808,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows (dollars in thousands):


  Undistributed net investment income                          $       91,253
  Short-term and long-term capital loss deferrals                    (526,030)
  Gross unrealized appreciation                                    11,766,805
  Gross unrealized depreciation                                    (2,032,551)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $113,718,000 expiring in 2010. The capital loss carryforward will be used to offset any capital gains realized by the Fund in the current year or in subsequent years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses, which were realized during the period November 1, 2001 to April 30, 2002.

The tax character of distributions paid were as follows (dollars in thousands):

Year ended April 30, 2002
                 Distributions from ordinary income      Distribu-
                                                        tions from    Total dis-
                 Net investment         Short-term       long-term    tributions
Share class              income      capital gains   capital gains          paid

Class A                $909,181                 _      $1,075,003    $1,984,184
Class B                   7,815                 _          15,419        23,234
Class C                   3,566                 _           7,377        10,943
Class F                   3,773                 _           5,505         9,278
Class 529-A /1/              86                 _              _            86
Class 529-B /1/              16                 _              _            16
Class 529-C /1/              19                 _              _            19
Class 529-E /1/               1                 _              _             1
Total                  $924,457                 _      $1,103,304    $2,027,761



/1/ Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.

Year ended April 30, 2001
                 Distributions from ordinary income      Distribu-
                                                        tions from    Total dis-
                 Net investment         Short-term       long-term    tributions
Share class              income      capital gains   capital gains          paid

Class A                $909,313                 _      $3,750,270    $4,659,583
Class B                   1,882                 _          12,049         3,931
Class C/1/                  _                 _              _            _
Class F/1/                  _                 _              _            _
Total                  $911,195                 _      $3,762,319    $4,673,514


/1/ Class C and Class F shares were offered beginning March 15, 2001.


3. Fees and transactions with related parties

Business management services _ The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, certain accounting and recordkeeping facilities, arrangements for and supervision of shareholder services, and federal and state regulatory compliance. Under the agreement all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.04% of such assets in excess of $55 billion. For the year ended April 30, 2002, the business management services fee was equivalent to an annualized rate of .089% of average daily net assets. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $786,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.

Investment advisory services _ Capital Research and Management Company
(CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors (AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. For the year ended April 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses _ Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     Distribution services _ The Fund has adopted plans of distribution for all share classes. Under the plans, the Board of Directors approves certain categories of expenses which are used to finance activities primarily intended to sell Fund shares.

     The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares; up to 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; up to 0.75% for Class 529-E shares; and up to 0.50% for Class F and Class 529-F shares. In some cases, the Board of Directors approved expense amounts lower than plan limits.

     All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Directors has approved the following categories of distribution expenses:

          Class A and Class 529-A _ Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% of average faily net asseets, currently the expense is limited to 0.25% of such assets. As of April 30, 2002, unreimbursed expenses which remain subject to reimbursement totaled $225,000 and $22,000 for Class A and Class 529-A, respectively.

          Class B, Class 529-B, Class C and Class 529-C _ Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

          Class 529-E _ AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

          Class F and Class 529-F _ Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

Transfer agent services _ The Fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services _ The Fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Expenses under the agreements described above for the year ended April 30, 2002, were as follows (dollars in thousands):

                  Distribution        Transfer agent         Administrative
Share class           services              services               services

Class A               $121,529               $41,458         Not applicable
Class B                  6,133                   614         Not applicable
Class C                  2,816        Not applicable                   $565
Class F                    492        Not applicable                    447
Class 529-A                 11        Not applicable                     11
Class 529-B                  9        Not applicable                      3
Class 529-C                 12        Not applicable                      3
Class 529-E             _   /1/        Not applicable                 _ /1/


/1/Amount less than $1,000.


Deferred Directors' and Advisory Board compensation _ Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors _ WMC and JLC are both wholly owned subsidiaries of JLG. All the officers of the Fund and four of its Directors are affiliated with JLG and receive no remuneration directly from the Fund in such capacities.

4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):


Year ended April 30, 2002                            Reinvestments
                                                     of dividends
                                 Sales             and distributions          Repurchases            Net increase
Share class                Amount    Shares        Amount    Shares        Amount    Shares        Amount    Shares
Class A                $7,676,711   267,697    $1,863,712    66,650  $(5,235,510) (182,734)    $4,304,913   151,613
Class B                   855,010    29,918        22,290       798      (45,604)   (1,612)       831,696    29,104
Class C                   663,148    23,250        10,503       376      (22,510)     (797)       651,141    22,829
Class F                   463,606    16,165         8,634       309      (37,824)   (1,332)       434,416    15,142
Class 529-A<F1>            50,134     1,733            86         3         (236)       (8)        49,984     1,728
Class 529-B<F1>            11,111       384            16    _<F3>          (34)       (1)        11,093       383
Class 529-C<F1>            15,180       525            19         1          (32)       (1)        15,167       525
Class 529-E<F1>               782        27             1    _<F3>           (3)    _<F3>           780        27

Total net increase
(decrease) in Fund     $9,735,682   339,699    $1,905,261    68,137  $(5,341,753) (186,485)    $6,299,190   221,351

Year ended April 30, 2001

Class A                $4,676,526   159,865    $4,392,650   155,285  $(8,932,465) (304,634)      $136,711    10,516
Class B                   244,344     8,386        13,434       477       (9,335)     (322)       248,443     8,541
Class C<F2>                34,630     1,215            _        _          (60)       (2)        34,570     1,213
Class F<F2>                15,385       539            _        _         (135)       (5)        15,250       534

Total net increase
(decrease) in Fund     $4,970,885   170,005    $4,406,084   155,762  $(8,941,995) (304,963)      $434,974    20,804

<F1>Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
<F2>Class C and Class F shares were offered beginning March 15, 2001.
<F3>Amount less than 1,000.

5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $15,781,430,000 and $10,339,903,000, respectively, during the year ended April 30, 2002.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2002, the custodian fee of $388,000 includes $53,000 that was offset by this reduction, rather than paid in cash.

6. Investments in affiliates

The Fund owns 5.31%, 5.13% and 5.11% of the outstanding voting securities of Ashland, Crompton, and Stanley Works, respectively, and therefore, each is considered an "affiliated company" of the Fund under the Investment Company Act of 1940.

Financial highlights<F1>

                      Income from investment operations  Dividends and distributions
                                  Net gains                                                                                 Ratio
                                 (losses) on                                                                               of net
               Net        Net      securi-      Total                                                      Net   Ratio of  income
              asset     invest-   ties both     from    Dividends Distrib-               Net             assets, expenses  (loss)
              value      ment     realized     invest-  (from net  utions               asset            end of     to       to
             begin-     income       and        ment     invest-    (from     Total     value    Total   period   average   avg.
             ning of    (loss)   unrealized     oper-     ment     capital  distrib-   end of   return  (in mil-    net      net
             period      <F2>       <F2>       ations    income)   gains)    utions    period    <F3>    lions)   assets   assets
Class A:
Year ended
4/30/2002    $29.80      $ .50     $ (.75)   $  (.25)    $(.54)  $  (.64)   $(1.18)    $28.37    (.73)% $50,669     .65%     1.72%
Year ended
4/30/2001     29.14        .57       3.17       3.74      (.58)    (2.50)    (3.08)     29.80   13.54    48,700     .65      1.95
Year ended
4/30/2000     35.31        .61      (3.09)     (2.48)     (.58)    (3.11)    (3.69)     29.14   (6.96)   47,319     .63      1.91
Year ended
4/30/1999     33.92        .60       3.99       4.59      (.61)    (2.59)    (3.20)     35.31   14.61    57,018     .61      1.84
Year ended
4/30/1998     25.93        .62       9.65      10.27      (.62)    (1.66)    (2.28)     33.92   40.80    45,764     .62      2.08

Class B:
Year ended
4/30/2002     29.71        .25       (.72)      (.47)     (.35)     (.64)     (.99)     28.25   (1.50)    1,097    1.41       .88
Year ended
4/30/2001     29.11        .29       3.22       3.51      (.41)    (2.50)    (2.91)     29.71   12.67       289    1.42       .99
Period from
3/15/2000
to 4/30/2000  26.93        .02       2.16       2.18     _        _        _         29.11    8.09        34     .17       .08

Class C:
Year ended
4/30/2002     29.70        .21       (.73)      (.52)     (.32)     (.64)     (.96)     28.22   (1.68)      678    1.51       .72
Period from
3/15/2001
to 4/30/2001  28.32       (.02)      1.40       1.38     _        _        _         29.70    4.87        36     .23      (.07)

Class F:
Year ended
4/30/2002     29.79        .42       (.72)      (.30)     (.52)     (.64)    (1.16)     28.33    (.89)      444     .78      1.46
Period from
3/15/2001
to 4/30/2001  28.37        .01       1.41       1.42     _        _        _         29.79    5.01        16     .12       .04

Class 529-A:
Period from
2/15/2002
to 4/30/2002  27.71        .04        .75        .79      (.14)    _         (.14)     28.36    2.82        49     .16       .14

Class 529-B:
Period from
2/19/2002
to 4/30/2002  27.25       (.01)      1.22       1.21      (.12)    _         (.12)     28.34    4.38        11     .30      (.02)

Class 529-C:
Period from
2/15/2002
to 4/30/2002  27.71       (.01)       .75        .74      (.12)    _         (.12)     28.33    2.65        15     .32      (.03)

Class 529-E:
Period from
3/1/2002
to 4/30/2002  28.59        .01       (.13)      (.12)     (.13)    _         (.13)     28.34    (.44)        1     .17       .04

<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
<F2> Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
<F3> Total returns exclude all sales charges, including contingent deferred sales charges.


Supplemental data _ all classes

                                         Year ended April 30
                            2002      2001      2000      1999      1998

Portfolio turnover rate                22%       25%       26%       28% 18%

Report of independent accountants

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

(signature of Pricewaterhouse Cooper LLP)
Los Angeles, California
May 31, 2002

Tax information unaudited

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended April 30, 2002, the Fund paid a long-term capital gain distribution of $1,103,280,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the Fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 3% of the dividends paid by the Fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the Fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2003, to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.


Other share class results unaudited
Class B, Class C, Class F and Class 529

Returns for periods ended March 31, 2002 (the most recent calendar quarter):
                                                                       Life of
                                                         One year        class

Class B shares
Reflecting applicable contingent deferred sales
  charge (CDSC), maximum of 5%, maximum of 5%,
  payable only if shares are sold within six years
  of purchase                                              +1.04%   +9.03% /1/
Not reflecting CDSC                                        +6.04%  +10.80% /1/

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares
  are sold within one year of purchase                     +4.82%   +5.75% /2/
Not reflecting CDSC                                        +5.82%   +5.75% /2/

Class F shares
Not reflecting annual asset-based fee charged by
  sponsoring firm                                          +6.66%   +6.63% /2/

Class 529 shares
Results for these shares are not shown because of the
  brief time between their introduction on February 15,
  2002, and the end of the period.                         _               _


/1/ Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/ Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.


Offices of the Fund and  of the business manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202/842-5665

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent
American Funds Service Company
(Please write to the address nearest you)
P.O. Box 2205
Santa Ana, CA 92799-5065

PO. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Thompson, O'Donnell, Markham,
Norton & Hannon
1212 New York Avenue, NW
Washington, DC 20005-3987

Independent auditors
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in Washington Mutual Investors Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sale charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.86% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.13%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the Fund. As a result, dividends and investment results will differ for each share class.

For information about your account or any of the Fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company at 800/421-0180 or visit us at american funds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund. If used as sales material after June 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

(back cover)

(American Funds logo)
The right choice for the long term(SM)

(Washington Mutual Funds logo)

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665
WMIF-011-0602 (recycled logo) Printed on recycled paper

The Capital Group Companies
American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust